UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2023
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

500 North Shoreline, Ste. 800, Corpus Christi, Texas, U.S.A.	78401
(U.S. corporate headquarters)	(Zip Code)

1830 – 1030 West Georgia Street Vancouver, British Columbia, Canada	V6E 2Y3
(Canadian corporate headquarters)	(Zip Code)

(Address of principal executive offices)

(361) 888-8235
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 7.01         Regulation FD Disclosure

On May 11, 2023, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release announcing that the Company’s President & CEO, Amir Adnani, will be delivering a virtual presentation: “Uranium Energy Corp is Enabling the Green Energy Transition” in the closing session of the International Atomic Energy Agency (“IAEA”) International Symposium on Uranium Raw Material for the Nuclear Fuel Cycle (URAM-2023), being held May 8-12th in Vienna, Austria.

In their recent 2022 Climate Change and Nuclear Power Report, the latest IAEA high case projection for 2050 “sees a 120% increase in nuclear electricity production capacity from current levels”. Climate change mitigation and energy supply security are key drivers for decisions to start, continue and expand the use of nuclear power.

Amir Adnani, President & CEO stated: “We are honoured to be invited to share the Company’s achievements in the areas of sustainability and our vision as the leading Western supplier of secure, 100% unhedged, low cost, environmentally friendly, low carbon intensity uranium for the nuclear industry.”

The presentation will be made available on the company’s website at www.UraniumEnergy.com on May 13, 2023.

About the International Atomic Energy Agency

The International Atomic Energy Agency (“IAEA”) is the world's central intergovernmental forum for scientific and technical co-operation in the nuclear field. It works for the safe, secure and peaceful uses of nuclear science and technology, contributing to international peace and security and the United Nations' Sustainable Development Goals. www.iaea.org

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits

(d)                  Exhibits

Exhibit	Description
99.1	News Release dated May 11, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: May 11, 2023.	By:	/s/ Pat Obara
Pat Obara, Secretary and Chief Financial Officer

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